Exhibit 10

CONSENT OF AMEC E&C SERVICES LIMITED OF VANCOUVER

The undersigned hereby consents to the use of its name in connection with the following reports and documents, which are being filed as exhibits to and incorporated by reference into the annual report on Form 40-F of NovaGold Resources Inc. (the “Company”) being filed with the United States Securities and Exchange Commission and any document in which the annual report or Form 40-F may be incorporated by reference into and filed with the United States Securities and Exchange Commission:

  The technical report dated March 2002 titled “Technical Report, Preliminary Assessment, Donlin Creek Project, Alaska” prepared by AMEC E&C Services Limited of Vancouver (the “March Report”);

  The technical report dated February 2002 titled “Technical Report, Donlin Creek Project, Alaska”, prepared by AMEC E&C Services Limited of Vancouver (the “February Report”, and together with the March Report, the “Reports”); and

  The annual information form of the Company dated March 31, 2004 for the fiscal year ended November 30, 2003, which includes reference to the undersigned’s name in connection with information relating to the Donlin Creek Project and/or the Reports.

Dated at Vancouver, B.C., this 25th day of May, 2004.

AMEC E&C SERVICES LIMITED OF VANCOUVER

/s/ Steve Toeus
Name: Steve Toeus
Title: V.P. Finance
          Energy & Mining